SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                           919 THIRD AVENUE
                          NEW YORK 10022-3897
                                _______

                             (212)735-3000



                                            February 20, 1997


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

  Re:      Preliminary Proxy Materials for:
           The BlackRock California Investment
           Quality Municipal Trust Inc. (the "Trust")
           ------------------------------------------

Dear Sir or Madam:

           On behalf of the Trust, electronically transmitted herewith, pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, and the Investment
Company Act of 1940, as amended, and the Rules promulgat-ed thereunder, please find the preliminary proxy state-ment of the Trust, the form of proxy to be furnished to the Trust's shareholders, and the Schedule 14A informa-tion.

        Should you have any questions or require addi-tional information with respect to the foregoing, please contact theundersigned at (212)735-3532 or Philip H.
Harris at (212)735-3805.


                                   Very truly yours,

                                   /s/ Alexander B. Johnson

                                   Alexander B. Johnson
                                   (not admitted to practice
                                    in New York)


Attachments

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


         Filed by the registrant |X|

         Filed by a party other than the registrant |_|

         Check the appropriate box:

         |X| Preliminary proxy statement

         |_| Definitive proxy statement

         |_| Definitive additional materials

         |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


        The BlackRock California Investment Quality Municipal Trust Inc.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)
                                 Not Applicable

--------------------------------------------------------------------------------

                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
         |X|  No fee required.
         |_| Fee computed on table below per Exchange Act Rules 14a-(i)(4) and 0-11.
         (1)  Title of each class of securities to which transaction applies:
               Common Stock, par value $0.01 per share and Auction
   Rate Municipal Preferred Stock, liquidation preference $25,000 per share.
--------------------------------------------------------------------------------

         (2)  Aggregate number of securities to which transactions applies:
                        1,007,093  shares of Common  Stock,  par value
                        $0.01 per share and 300 shares of Auction Rate Municipal Preferred Stock, liquidation $25,000 per share.
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                       N/A
--------------------------------------------------------------------------------

         (4)  Proposed maximum aggregate value of transaction:
                                       N/A
--------------------------------------------------------------------------------

         (5)  Total fee paid:
                                       N/A
--------------------------------------------------------------------------------

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)  Amount previously paid:

--------------------------------------------------------------------------------

         (2)  Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

         (3)  Filing party:

--------------------------------------------------------------------------------

         (4)  Date filed:

--------------------------------------------------------------------------------

          THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("BKN")
          THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BRM")
     THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. ("BFC")
         THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST ("BRF")
      THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BLN")
        THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC. ("BCT")
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                     THE BLACKROCK INCOME TRUST INC. ("BKT")
        THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC. ("BNA")
                   THE BLACKROCK 1999 TERM TRUST INC. ("BNN")
                  THE BLACKROCK TARGET TERM TRUST INC. ("BTT")
                 THE BLACKROCK ADVANTAGE TERM TRUST INC. ("BAT")
             THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC. ("BMN")
    THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RAA")
        THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST ("RFA")
    THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNJ")
     THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNY")
                              Gateway Center Three
                               100 Mulberry Street
                            Newark, New Jersey 07102

             THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC. ("BMT")
                           1285 Avenue of the Americas
                            New York, New York 10019

                 THE BLACKROCK STRATEGIC TERM TRUST INC. ("BGT")
                             Two World Trade Center
                            New York, New York 10048
                                 --------------
                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                 --------------
                          To Be Held on April 15, 1997

To the Stockholders of BRM, BFC, BRF, BLN, BKN, BCT, BMN, BNN, BTT, BAT, RAA, RFA, RNJ, RNY, BKT, BNA, BMT and BGT (collectively, the "Trusts"):

    The Joint Annual Meeting of Stockholders of the Trusts will be held at One Seaport Plaza, New York, New York on April 15, 1997 at 10:00 a.m. (New York
Time) for the following purposes:

    1. With respect to BMN, BKT, BNA and BMT to elect three Directors and with respect to BRM, BLN, BFC, BRF, BKN, BNN, BTT, BCT, BAT, RAA, RFA, RNJ, RNY and BGT, to elect four Directors, each to hold office for the term indicated and until his successor shall have been elected and qualified;

    2. To consider and act upon the ratification of the selection of Deloitte & Touche LLP as independent auditors of each of the Trusts for the fiscal year ending October 31, 1997 with respect to BKN, BCT, RAA, RFA, RNJ, RNY, BKT and BNA and for the fiscal year ending December 31, 1997 with respect to BRM, BLN, BFC, BRF, BNN, BTT, BAT, BGT, BMN and BMT;

    3. With respect to BAT, BGT and BTT, to consider and act upon a proposal to approve a new investment advisory agreement with BlackRock Financial Management, Inc. that modifies the investment advisory fee schedules; and

    4. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors of each Trust recommends that you vote "For" all the Proposals.

    We encourage you to contact BlackRock at (800) 227-7BFM (7236) if you have any questions.

    The stock transfer books will not be closed, but in lieu thereof, the respective Boards of Directors has fixed the close of business on February 28, 1997 as the record date for the determination of stock- holders entitled to notice of, and to vote at, the meeting.

                            By order of the  respective  Boards of Directors

                            Karen H. Sabath, Secretary

New York, New York
March 3, 1997

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                         THE BLACKROCK INCOME TRUST INC.
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                       THE BLACKROCK 1999 TERM TRUST INC.
                      THE BLACKROCK TARGET TERM TRUST INC.
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                              Gateway Center Three
                               100 Mulberry Street
                            Newark, New Jersey 07102

                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                           1285 Avenue of the Americas
                            New York, New York 10019

                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                             Two World Trade Center
                            New York, New York 10048
                              --------------------
                              JOINT PROXY STATEMENT
                              --------------------
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 15, 1997

                                  INTRODUCTION

    This joint proxy statement is furnished in connection with the solicitation by the respective Boards of Directors or Trustees, as the case may be (the "Boards"), of each of the Trusts of proxies to be voted at the Joint Annual Meeting of Stockholders or Shareholders, as the case may be, (the "Meeting") of the Trusts to be held at One Seaport Plaza, New York, New York, on April 15, 1997 at 10:00 a.m. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Annual Meeting of Stockholders. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy to be voted at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals. Conversely, they will vote against any such adjournment any proxies which instruct them to vote against the proposals. As used in the Notice of Joint Annual Meeting of Stockholders and as used herein, the term "Directors" shall include Trustees and the term "Stockholders" shall include Shareholders where the use of the terms "Trustees" or "Shareholders" would otherwise be appropriate.

    The Meeting is scheduled as a joint meeting of the respective stockholders of the Trusts because the stockholders of all the Trusts are expected to consider and vote on similar matters. The Board of each Trust has determined that the use of a joint Proxy Statement for the Meeting is in the best interest of each of the Trusts' stockholders. In the event that any stockholder present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of his Trust's meeting to a time immediately after the Meeting, so that his Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Stockholders of each Trust will vote separately on each of the Proposals relating to their Trust, and an unfavorable vote on a Proposal by the stockholders of one Trust will not affect the implementation of such a Proposal by another Trust if the Proposal is approved by the stockholders of that Trust.

    The cost of soliciting proxies will be borne by each of the Trusts in proportion to the amount of proxies solicited on behalf of each Trust. In addition, certain officers, directors and employees of each of the Trusts, Dean Witter InterCapital Inc., Prudential Mutual Fund Management Inc., Princeton Administrators L.P. (formerly Middlesex Administrators L.P.,), Mitchell Hutchins Asset Management Inc. and BlackRock Financial Management, Inc. (the "Adviser") (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph, or mail. In addition, certain of the Trusts may employ Shareholder Communications Corporation pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by each of the Trusts and is estimated to be approximately $3,500 per Trust. The Adviser is located at 345 Park Avenue, New York, New York 10154.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions will be counted as present but not voting with respect to those proposals from which a stockholder abstains. Broker non-votes will be treated as shares that are not present. Unless instructions to the contrary are marked, shares represented by all properly executed proxies will be voted "FOR" all the Proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the applicable Trusts at the applicable address indicated above or by voting in person at the Meeting.

    Some proposals require more votes than others to be approved. With respect to each of the Trusts an affirmative vote of a simple majority of the shares present and voting at the meeting is necessary to ratify the selection of independent auditors. The affirmative vote of a plurality of the shares present is necessary to elect the director nominees. The lesser of (i) a majority of the outstanding shares or (ii) 67% of the shares voting at the Meeting if a quorum is present (a "Majority") is necessary to approve the new advisory agreement for BAT, BGT and BTT.

    The Board of each Trust knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

    The Board of each Trust has fixed the close of business on February 28, 1997, as the record date for the determination of stockholders of each Trust entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

    The holders of any Trust's Auction Rate Municipal Preferred Stock will have equal voting rights with the holders of that Trust's common stock (i.e., one vote per share), and will vote together with the holders of common stock as a single class on the proposals to elect Directors and ratify the independent accountants, except that the holders of any Trust's Auction Rate Municipal Preferred Stock, voting separately as a class, will elect two Directors. The two Directors that have been designated as representing the holders of each respective Trust's Auction Rate Municipal Preferred Stock are Richard E. Cavanagh and Frank J. Fabozzi (see "Proposal No. 3-Election of Directors," below).

    Pursuant to the rules promulgated by the Securities and Exchange Commission the following table sets forth the proposals to be voted on by each Trust with auditors to be voted on by all Trusts.

                   ------------------------------------------------
                               Vote  on       Vote on Directors of
                      Fund    Proposal 3          Class Number
                   ------------------------------------------------
                      BRM                              I
                   ------------------------------------------------
                      BFC                              I
                   ------------------------------------------------
                      BRF                              I
                   ------------------------------------------------
                      BLN                              I
                   ------------------------------------------------
                      BKN                              I
                   ------------------------------------------------
                      BCT                             III
                   ------------------------------------------------
                      BMN                             II
                   ------------------------------------------------
                      BNN                              I
                   ------------------------------------------------
                      BTT        Y                     I
                   ------------------------------------------------
                      BAT        Y                    III
                   ------------------------------------------------
                      RAA                             III
                   ------------------------------------------------
                      RFA                             III
                   ------------------------------------------------
                      RNJ                             III
                   ------------------------------------------------
                      RNY                             III
                   ------------------------------------------------
                      BKT                             II
                   ------------------------------------------------
                      BNA                             II
                   ------------------------------------------------
                      BMT                             II
                   ------------------------------------------------
                      BGT        Y                    III
                   ------------------------------------------------

    At the close of business on February 28, 1997, BRM had outstanding 27,207,093 shares of Common Stock, par value $0.01 per share and 8,240 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BLN had outstanding 11,257,093 shares of Common Stock, par value $0.01 per share and 3,420 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BFC had outstanding 10,407,093 shares of Common Stock, par value $0.01 per share and 3,120 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BRF had outstanding 8,707,093 common shares of beneficial interest, par value $0.01 per share and 2,640 Auction Rate Municipal Preferred Shares of beneficial interest, liquidation preference $25,000 per share, BKN had outstanding 16,707,093 shares of Common Stock, par value $0.01 per share and 5,200 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BCT had outstanding 2,957,093 shares of Common Stock, par value $0.01 per share, BMN had outstanding 45,410,639 shares of Common Stock, par value $0.01 per share and 9,000 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BNN had outstanding 21,610,583 shares of Common Stock, par value $0.01 per share, BTT had outstanding 95,460,639 shares of Common Stock, par value $0.01 per share, BAT had outstanding 9,510,667 shares of Common Stock, par value $0.01 per share, RAA had outstanding 1,007,093 shares of Common Stock, par value $0.01 per share and 300 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, RFA had outstanding 1,127,093 common shares of beneficial interest, par value $0.01 per share and 340 Auction Rate Municipal Preferred Shares of beneficial interest, liquidation preference $25,000 per share, RNJ had outstanding 1,007,093 shares of Common Stock, par value $0.01 per share and 300 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, RNY had outstanding 1,307,093 shares of Common Stock, par value $0.01 per share and 392 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BMT had outstanding 25,885,639 shares of Common Stock, par value $0.01 per share and 5,200 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BKT had outstanding 62,849,878 shares of Common Stock, par value $0.01 per share, BNA had outstanding 36,207,093 shares of Common Stock, par value $0.01 per share. BGT had outstanding 57,510,639 shares of Common Stock, par value $0.01 per share. For each Trust, the class or classes of stock listed above are the only authorized class or classes of stock.

    The principal executive offices of BRM, BLN, BFC, BRF, BCT and BKN are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, the principal executive offices of BMN, BNN, BTT, BAT, RAA, RFA, RNJ, RNY, BKT and BNA are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, the principal executive offices of BGT are located at Two World Trade Center, New York, New York 10048, and the principal executive offices of BMT are located at 1285 Avenue of the Americas, New York, New York 10019. The enclosed proxy or proxies and this proxy statement are first being sent to the Trusts' stockholders on or about March 3, 1997.

    Each Trust will furnish, without charge, a copy of such Trust's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request, provided such Annual or Semi-Annual Report is not enclosed herein. Requests should be directed to 345 Park Avenue, New York, New York 10154 (telephone number (800) 227-7BFM(7236)).

    As of February 28, 1997, to the knowledge of each Trust, no person beneficially owned more than 5% of any Trust, except that 242,400 of the outstanding common shares of RAA (or 24.07% of the outstanding common shares) are jointly held by M.H. Whittier Corporation, James E. Greene, Arlo G. Sorensen, Michael J. Casey and Whittier Trust Company, all of whom are located at 1600 Huntington Drive, South Pasadena, California 91030 and 3,526,800 of the outstanding common shares of BGT (or 6.1% of the outstanding common shares) are held by the Federal Home Loan Mortgage Corporation, which is located at 8200 Jones Branch Drive, McLean, Virginia 76102.

                                 PROPOSAL NO. 1.

                              ELECTION OF DIRECTORS

    With respect to BAT, BGT, BCT, RAA, RFA, RNJ and RNY, at the Meeting, Class III Directors will be elected to serve for a term of three years and until their successors are elected and qualified. With respect to BNN, BTT, BRM, BLN, BFC, BRF and BKN, at the Meeting, Class I Directors will be elected to serve for a term of three years and until their successors are elected and qualified. With respect to BMN, BMT, BKT and BNA, at the Meeting, Class II Directors will be elected to serve for a term of three years and until their successors are elected and qualified. In addition, all Trusts will vote on the election of Walter F. Mondale as a Class II Director. There are only three nominees with respect to BMN, BKT, BNA and BMT and only four nominees with respect to BNN, BTT, BRM, BLN, BFC, BRF, BKN, BAT, BGT, BCT, RAA, RFA, RNJ and RNY because each Trust's Board is classified into three classes and only one class is being elected at the Meeting. The other classes will be elected at subsequent meetings of stockholders. In addition, with respect to BNN, nominees elected as Directors of BNN will be appointed by BNN to serve as Directors of its wholly-owned subsidiary, BNN Subsidiary Inc. ("BNNS"), which has the identical investment objectives and policies as BNN. For each of the Trusts, the affirmative vote of a plurality of the shares present at the Meeting is required to elect the nominees representing the common stock and for each Trust with a class of Auction Rate Municipal Preferred Stock, the affirmative vote of a plurality of the Auction Rate Municipal Preferred Stock shares present at the Meeting is required to elect any nominees representing the Auction Rate Municipal Preferred Stock. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of each Trust recommends that you vote "FOR" the nominees.

    The respective Boards of Directors of the Trusts know of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the respective Boards of Directors may recommend.

    Certain information concerning the nominees for each of the Trusts is set forth below. Except for Walter F. Mondale, who was previously a Director of each of the Trusts from inception to August 12, 1993, all of the nominees are currently Directors of each of the Trusts, including BNNS, and have served in such capacity since each of the Trusts commenced their respective operations except that Richard E. Cavanagh has served as Director since his appointment by each of the Boards on August 11, 1994 to fill a vacancy and with respect to BNA, BTT, BAT, BGT, BMN and BMT, James Clayburn La Force, Jr. has served as Director since his election at the Trusts' annual meeting of stockholders on June 19, 1992. In addition to each of the directorships listed below, all of the current Directors of the Trusts also serve as Directors of the BlackRock 1998 Term Trust ("BBT"), BBT Subsidiary Inc., the BlackRock Investment Quality Term Trust Inc. and the BlackRock 2001 Term Trust Inc. ("BLK") and Messrs. Fink and Grosfeld serve as directors of BlackRock Fund Investors I, BlackRock Fund Investors II, BlackRock Fund Investors III and BlackRock Asset Investors (collectively, "BAI"), Mr. Fink serves as a director of BlackRock MQE Investors and Messrs. Dixon, Fabozzi and Grosfeld served as directors of BFM Institutional Trust ("BIT") during BIT's last fiscal year, until July, 1996 when BIT was merged into the Compass Capital Funds. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "interested" Directors (as defined by Section 2(a)(19) of the 1940 Act) are indicated by an asterisk(*). Unless specified otherwise below, the business address of the Directors and officers of each of the Trusts and the Adviser is 345 Park Avenue, New York, New York 10154.

                                                                                              Trust        % of
                                        Principal Occupations or                              Shares      Shares
Name and Age                           Employment in Past 5 Years                            Owned(*)   Outstanding
------------                           --------------------------                            --------   -----------
Andrew F. Brimmer            President  of  Brimmer  &  Company,   Inc.,   a        BKT        110         (1)
4400 MacArthur Blvd.,        Washington, D.C.-based economic  and  financial        BTT         10
N.W. Suite 302               consulting firm. Formerly  member of  the Board        BAT         10
Washington, DC 20007         of  Governors  of  the  Federal  Reserve System.       BGT         10
  Age: 70                    Director,   Airbourne   Express,    BankAmerica        BMN         10
Class III (**)               Corporation (Bank  of  America),  Carr  America        BNA         10
                             Realty Corporation,  E.I. du Pont de  Nemours &        BMT         10
                             Company, Gannett Company (publishing), Navistar        BRM         10
                             International Corporation  (truck manufacturing)       BNN         10
                             and PHH Corporation (car leasing).                     BKN         10
                                                                                    BCT         10


Richard E. Cavanagh          President  and  Chief Executive Office  of  The        BKN        500         (1)
845 Third Avenue             Conference  Board,   Inc.,   a  leading  global        BKT        500
New York, NY 10022           business membership organization. Former Execu-        BTT        100
  Age: 50                    tive  Dean  of  the  John  F. Kennedy School of        BAT        100
Class I (**)                 Government at Harvard University from 1988-1995.       BGT        100
                             Acting  Director,  Harvard  Center for Business        BMN        100
                             and  Government  (1991-1993).  Formerly Partner        BNA        100
                             (principal) of McKinsey  &  Company, Inc. 1980-        BMT        100
                             1988).  Former  Executive  Director  of Federal        BRM        100
                             Cash  Management,   White   House   Office   of        BLN        100
                             Management and Budget  (1977-1979).  Co-author,        BNN        100
                             The  Winning  Performance (best selling manage-        RNY        100
                             ment  book  published in 13 national editions.)        BCT        100
                             Trustee,  Wesleyan University,  Director,  Olin
                             Corp. (chemicals and  metals) and Fremont Group
                             (investments).


                                                                                              Trust        % of
                                        Principal Occupations or                              Shares      Shares
Name and Age                           Employment in Past 5 Years                            Owned(*)   Outstanding
------------                           --------------------------                            --------   -----------
Kent Dixon                   Consultant/Investor. Former President and  Chief       BKT     24,000         (1)
9495 Blind Pass Road         Executive Officer of Empire Federal Savings Bank       BTT      1,000
Unit #602                    of America and Banc  PLUS  Savings  Association,       BAT        100
St. Petersburg, FL 33706     former  Chairman  of  the  Board,  President and       BGT        100
  Age: 59                    Chief  Executive  Officer of  Northeast Savings.       BBN        100
Class III (**)               Former Director of ISFA (the owner of  INVEST, a       BNA        100
                             national  securities  brokerage service designed       BMT        100
                             for banks and thrift institutions).                    BRM        100
                                                                                    BRF        100
                                                                                    BNN        100
                                                                                    BKN        100
                                                                                    RFA        100
                                                                                    BCT        100

Frank J. Fabozzi             Consultant.  Editor  of The Journal of Portfolio       BKT         10         (1)
858 Tower View Circle        Management  and  Adjunct Professor of Finance at       BTT         10
New Hope, PA 18938           the  School  of  Organization and  Management at       BAT         10
  Age: 48                    Yale University. Director, Guardian Mutual Funds       BGT         10
Class II (**)                Group.  Author  and  editor  of several books on       BMN         10
                             fixed  income  portfolio  management.   Visiting       BNA         10
                             Professor of Finance and Accounting at the Sloan       BMT         10
                             School of Management, Massachusetts Institute of       BRM         10
                             Technology from 1986 to August 1992.                   BNN         10
                                                                                    BKN         10
                                                                                    BCT         10

Laurence D. Fink*            Chairman  and  Chief  Executive  Officer of  the       BKT     16,680         (1)
  Age: 44                    Adviser. Formerly Managing Director of The First       BTT     15,777
Class III (**)               Boston  Corporation,  member  of its  Management       BAT         10
                             Committee,  co-head  of its Taxable Fixed Income       BGT         10
                             Department,  and  head  of its Mortgage and Real       BMN         10
                             Estate Products  Group. Chairman of the Board of       BNA         10
                             each of the Trusts. Trustee, New York University       BMT         10
                             Medical  Center,  Dwight Englewood School, VIMRx       BRM         10
                             Pharmaceuticals,  National  Outdoor   Leadership       BNN         10
                             School, Innouir Laboratories, Inc. BKT                 BKN         10
                                                                                    RNJ         10
                                                                                    BCT         10



                                                                                              Trust        % of
                                        Principal Occupations or                              Shares      Shares
Name and Age                           Employment in Past 5 Years                            Owned(*)   Outstanding
------------                           --------------------------                            --------   -----------
James Grosfeld               Consultant/Investor.  Formerly  Chairman  of the       BKT         10         (1)
20500 Civic Center Drive     Board and Chief Executive Officer of Pulte Corp-       BTT         10
Suite 3000                   oration  (homebuilding and mortgage banking  and       BAT         10
Southfield, MI 48076         mortgage  banking  and  finance) (May 1974-April       BGT         10
  Age: 59                    1990).                                                 BMN         10
Class I (**)                                                                        BNA         10
                                                                                    BMT         10
                                                                                    BRM         10
                                                                                    BNN         10
                                                                                    BKN         10
                                                                                    BCT         10


James Clayburn LaForce, Jr.  Dean  Emeritus of The John  E. Anderson Graduate       BKT         10         (1)
P.O. Box 1595                School  of  Management, University of California       BTT         10
Pauma Valley, CA 92061       since  July  1,  1993.  Director,  Eli Lilly and       BAT         10
  Age: 68                    Company   (pharmaceuticals),   Imperial   Credit       BGT         10
Class I (**)                 Industries     (mortgage    banking),     Jacobs       BMN         10
                             Engineering Group, Inc.,  Rockwell International       BNA         10
                             Corporation,  Payden  &  Rygel  Investment Trust       BMT         10
                             (mutual  fund),  Provident  Investment   Counsel       BRM         10
                             Funds  (investment  companies),  Timken  Company       BFC         10
                             (roller  bearing and steel).  Acting Dean of The       BNN         10
                             School  of  Business,  Hong  Kong  University of       RAA         10
                             Science and  Technology  1990-1993. From 1978 to       BCT         10
                             September  1993,  Dean of  The  John E. Anderson
                             Graduate  School  of  Management,  University of
                             California.


Walter F. Mondale            Partner, Dorsey &  Whitney, a law firm (December                              (1)
220 South Sixth Street       1996-,  September  1987-August  1993). Formerly,
Minneapolis, MN 55402        U.S. Ambassador  to  Japan (1993-1996). Formerly
  Age: 69                    Vice  President  of  the  United  States,   U.S.
Class II (**)                Senator  and  Attorney  General of  the State of
                             Minnesota. 1984 Democratic Nominee for President
                             of the United States.




                                                                                              Trust        % of
                                        Principal Occupations or                              Shares      Shares
Name and Age                           Employment in Past 5 Years                            Owned(*)   Outstanding
------------                           --------------------------                            --------   -----------
Ralph L. Schlosstein*        President  of  the  Adviser.  Formerly  Managing       BKT      6,000         (1)
  Age: 46                    Director of  Lehman  Brothers and co-head of its       BNA      1,500
Class II (**)                Mortgage   and   Savings   Institutions   Group.       BTT      1,000
                             President of each of the Trusts. Trustee Denison       BAT        100
                             University,  Director  of  the Fund for New York       BGT        100
                             City Public  Education, Member Visiting Board of       BNN        100
                             Overseers  of  the  John  F.  Kennedy  School of       BMT        100
                             Government  at  Harvard University, Member Board       BRM        100
                             of  Children's Television Workshop, Member Board       BLN        100
                             of Pulte Home Corporation.                             BNN        100
                                                                                    BKN        100
                                                                                    RNY        100
                                                                                    BCT        100

-----------
    (1)  Less than 1%.
    (*) If the Trust is not listed the Director does not own any shares of the Trust.
    (**) Except for Mr. Mondale, who is being elected as a Class II Director by all the Trusts, only Class III Directors are being elected by BAT, BGT, BCT, RAA, RFA, RNJ and RNY, only Class I Directors are being elected by BNN, BTT, BRM, BLN, BFC, BRF and BKN and only Class II Directors are being elected by BMN, BMT, BKT and BNA.

    All Directors and officers as a group owned less than 1% of the shares of each of the Trusts as of February 28, 1997. Each Trust has an executive committee composed of Messrs. Fink and Schlosstein.

    None of the Trusts has a compensation or nominating committee of the Board of Directors, or committees performing similar functions. Each of the Trusts has an audit committee composed of all the Directors who are not interested persons of such Trust or the Adviser (the "Independent Directors") which is charged with recommending a firm of independent accountants to its respective Trust and reviewing accounting matters with the accountants. With respect to BNN, BTT, BAT, BGT, BRM, BLN, BFC, BRF, BMN and BMT, there was one meeting of the audit committee held between January 1, 1996 and December 31, 1996. With respect to BKT, BNA, BCT, BKN, RAA, RNJ, RNY and RFA, there were two meetings of the audit committee held between November 1, 1995 and October 31, 1996. With respect to each of the Trusts, all members except for Mr. Grosfeld attended at least 75% of the meetings.

    Seven meetings of the Board of Directors of BGT were held between January 1, 1996 and December 31, 1996. Six meetings of the Boards of Directors of BCT, RAA and BNA were held between November 1, 1995 and October 31, 1996. Six meetings of the Boards of Directors of BTT, BAT, BNN, BRM, BLN, BFC, BRF, BMN and BMT were held between January 1, 1996 and December 31, 1996. Five meetings of the Boards of Directors of BKT, BKN, RFA, RNJ and RNY were held between November 1, 1995 and October 31, 1996. With respect to each of the Trusts, all Directors except for Mr. Grosfeld attended at least 75% of the meetings.

    In addition to Messrs. Fink and Schlosstein all the following executive officers, except Messrs. Amero and Klingert, hold the same position with each of the Trusts and have done so since that Trust's commencement of operations (unless otherwise indicated). With respect to Mr. Amero of the Trusts, he is an officer of BCT, BNN, BTT, BAT, BGT, BKT and BNA only. With respect to Mr. Klingert, of the Trusts, he is an officer of BRM, BLN, BFC, BRF, BKN, BMN, RAA, RFA, RNJ, RNY and BMT only.

Name and Age                     Title                 Other Principal Occupations in Past 5 Years
------------                     -----                 -------------------------------------------
Scott Amero                Vice President         Managing  Director of the Adviser since February 1995.
  Age: 33                                         From 1985 to 1990  Vice President at The First  Boston
                                                  Corporation in the Fixed Income Research Department.

Keith T. Anderson          Vice President         Managing Director of the Adviser.  From  February 1987
  Age: 37                                         to  April  1988  Vice  President at  The First  Boston
                                                  Corporation in the Fixed Income  Research  Department.
                                                  Previously Vice President and Senior Portfolio Manager
                                                  at Criterion Investment Management Company.

Michael C. Huebsch         Vice President         Managing  Director of the  Adviser.  From July 1985 to
  Age: 38                                         January  1989  Vice  President  at  The  First  Boston
                                                  Corporation in the Fixed Income Research Department.

Robert S. Kapito           Vice President         Managing  Director  and  Vice  Chairman of the Adviser.
  Age: 40                                         Formerly   Vice   President   at   The  First   Boston
                                                  Corporation in the Mortgage Products Group.

Henry Gabbay               Treasurer              Managing  Director and  Chief Operating Officer of the
  Age: 49                                         Adviser.  From  September  1984  to February 1989 Vice
                                                  President at The First Boston Corporation.

Kevin Klingert             Vice President         Managing Director of the Adviser.  From  March 1985 to
  Age: 34                                         October 1991 Assistant Vice President at Merrill Lynch,
                                                  Pierce,  Fenner  &  Smith in the Unit Investment Trust
                                                  Department.

James Kong                 Assistant Treasurer    Managing  Director of  the Adviser. From April 1987 to
  Age: 36                                         April 1989 Assistant Vice President at the  The  First
                                                  Boston  Corporation  in   the  CMO/ABO  Administration
                                                  Department.  Previously  affiliated   with   Deloitte,
                                                  Haskins & Sells (now Deloitte & Touche LLP).

Name and Age                     Title                 Other Principal Occupations in Past 5 Years
------------                     -----                 -------------------------------------------
Karen H. Sabath            Secretary              Managing Director of the  Adviser.  From June  1986 to
  Age: 31                                         July 1988 Associate at The First Boston Corporation in
                                                  the  Mortgage  Finance Department. From August 1988 to
                                                  December 1992 Associate, Vice President of the Adviser.

Richard Shea, Esq.         Vice President/Tax     Principal  of  the  Adviser.  From  December  1988  to
  Age: 37                                         February 1993 Tax  Counsel at  Prudential  Securities,
                                                  Inc.  From  August  1984  to  December 1988 Senior Tax
                                                  Specialist at Lavanthol & Horwath.


                                  REMUNERATION

    The   following   table  sets  forth  certain   information   regarding  the
compensation of the Fund's directors and officers.

                                                                      Total Compensation
                                     Aggregate Compensation          from the Fund Complex
Name of Person and Position             from the Trusts          Paid to Directors and Officers*
---------------------------          ----------------------      -------------------------------
Andrew R. Brimmer ..................        $124,000                      $160,000(21)
Richard E. Cavanagh ................        $124,000                      $160,000(21)
Kent Dixon .........................        $124,000                      $161,250(22)
Frank J. Fabozzi ...................        $124,000                      $161,250(22)
James Grosfeld .....................        $ 93,000                      $146,658(26)
James Claybourne LaForce, Jr. ......        $124,000                      $160,000(21)

----------
*Represents the total compensation paid to such persons during the calendar year ended December 31, 1996 by investment companies (including the Trust) from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies.


    The attendance fees of each Independent Director of the Trusts are reduced proportionately, based on each respective Trust's net assets, so that the aggregate per meeting fee for all meetings of the Trusts held on a single day does not exceed $20,000 for any Director. The $6,000 per annum fee for serving on each Board is also reduced proportionately, based on each respective Trust's net assets. For BNN, BTT, BAT, BGT, BRM, BLN, BFC, BRF, BMN and BMT fees of $37,607, $69,000, $17,031, $69,000, $69,000, $33,149, $29,505, $25,304, $69,000
and $54,771, respectively, were accrued by each Trust from January 1, 1996 to December 31, 1996. For BCT, RAA, RFA, RNJ, RNY, BKN, BKT and BNA fees of
$11,250,  $11,250,  $11,250,  $11,250,  $11,250,  $43,527,  $67,000 and $67,500,
respectively, were accrued from November 1, 1995 to October 31, 1996. None of the Directors received any pension or retirement benefits. None of the ten officers of the Trusts received any compensation, including pension or retirement benefits, from the Trusts for such period. Messrs. Fink, Schlosstein, Amero, Anderson, Huebsch, Kapito, Gabbay, Klingert, Kong, Shea and

Ms. Sabath, officers and/or Directors of the Trusts, are also affiliated with the Adviser. They receive compensation from the Adviser although under the terms of the investment advisory agreements some portion of their compensation could be reimbursable by a particular Trust to the extent such person's working time is devoted to that particular Trust's operations.

    The Board of Directors of each Trust recommends that you vote "FOR" the nominees. The affirmative vote of a plurality of the shares present is necessary to elect the director nominees.

                                 PROPOSAL NO. 2.
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    Deloitte & Touche LLP ("D&T") has been selected as the independent auditors by a majority of each of the Trusts' Board of Directors, including a majority of the Independent Directors, by vote cast in person subject to ratification by the stockholders at the Meeting to audit the accounts of each of the Trusts for and during each Trust's fiscal year ending in 1997. In addition, with respect to BNN, ratification of the selection of D&T as independent auditors for BNN will cause BNN to ratify the selection of D&T as the independent auditors of its wholly-owned subsidiary BNNS. None of the Trusts know of any direct or indirect financial interest of D&T in the Trusts.

    Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

    The affirmative vote of a simple majority of shares present and voting at the meeting is required to ratify the selection of D&T.

    The Board of Directors of each Trust recommends that you vote "FOR" the ratification of the selection of independent auditors. An affirmative vote of a simple majority of the shares present and voting is necessary to ratify the selection of independent auditors.

                                 PROPOSAL NO. 3
                      MODIFICATION OF ADVISORY FEE SCHEDULE
                              FOR BAT, BGT AND BTT


    BlackRock Financial Management, Inc. acts as investment adviser to each of BAT, BGT and BTT (the "Term Trusts") pursuant to separate investment advisory agreements with each Term Trust. As discussed in detail below, you are being asked to approve a change in the schedule of fees paid to the Adviser. The proposed fees are competitive relative to other fees prevailing in the industry and are identical to the fees payable to the Adviser in 1996 and the new advisory agreements are identical to the advisory agreements that were in place in 1996 except for the proposed change to their fee schedules. The form of the advisory agreement is attached as Appendix A. The Board of Directors of each Term Trust recommends that you vote "FOR" this proposal.

    The Adviser has been managing the Term Trusts to seek each Term Trust's objective of returning $10 per share on or about each Term Trust's termination date while providing high monthly income. The investment advisory fee schedule for the Term Trusts was initially determined and predicated on an anticipated reduction in the level of portfolio management activity and portfolio yield over the life of the Term Trusts and thus included a scheduled "step-down" in advisory fees. As a result of substantial and fundamental changes in the Term Trusts' investment strategies, including a shareholder approved migration from AAA securities, which required no credit analysis, to investment grade securities, which require both credit and cash flow analysis, the Adviser projects that the originally anticipated reduction in investment advisory activity in the Term Trusts has been and will continue to be replaced instead by at least equal, if not greater, investment advisory responsibilities which will continue through the remaining term of the Term Trusts. This increased investment management effort is credited with the expectation of a higher than otherwise expected dividend over the remaining life of the Term Trusts and, most importantly, a greater probability of meeting the trusts' primary investment objective of returning the original offering price to shareholders while providing a high current income. Accordingly, the Board of Directors and the Adviser believe that the scheduled step-down in advisory fees no longer makes sense in light of the increase in the Adviser's management activities.

    This proposal seeks approval from Shareholders, already granted by the Board of Directors, to eliminate a scheduled reduction in fees payable to the Adviser (or reinstatement of the recently revised fees in the case of BTT) and NOT to seek an increase in such advisory fees. The Boards of Directors of the Term Trusts believe this is appropriate in light of the changes in the way the Term Trusts are managed and in light of the unanticipated increase in investment advisory activities provided to the Term Trusts by the Adviser.

    As compensation for the services rendered by the Adviser, each current investment advisory agreement provides that each Term Trust shall pay to the Adviser a monthly fee which is currently equal to the following annual percentage of each Term Trust's weekly net investment assets: BAT, .50%, BGT,
 .45% and BTT, .30%. Pursuant to each investment advisory agreement's current advisory fee step-down schedule, the investment advisory fees for BTT were automatically stepped-down on December 31, 1996 from .45% to .30%. With respect to BGT and BAT, their current advisory fees of .45% and .50%, respectively, are scheduled to step-down to .30% and .40% on December 31, 1998 and December 31, 2000, respectively.

    The Adviser has requested, and the Board of Directors has approved as being in the best interests of Shareholders, subject to Shareholder approval, amending each Term Trust's current investment advisory agreement so that, with respect to BGT and BAT, their current respective fees of .45%, and .50% would be continued until each such Term Trust's termination date with no step-downs and, with respect to BTT, the previous level of investment advisory fees of .45% would be reinstated from April 15, 1997 to termination and a one-time payment from BTT to the Adviser would be made of $404,371 on the effective date of the new agreement. This payment from BTT equals the product of (i) the differential between its December 31, 1996 fees and the fees currently in effect as a result of the step-down, times (ii) its net assets on December 31, 1996 times .288, which represents the part of the year between January 1, 1997 and April 15, 1997. It is this continuation of the fees prevailing in 1996 and the elimination of step-downs that the Board of Directors is asking Shareholders to consider and approve.

    As the analysis below illustrates, the Boards of Directors of the Term Trusts believe that the proposed fee schedules are appropriate by the level of investment advisory activity of the Adviser and particularly because of their fair level relative to other funds investing in similar securities.

Background

    The first finite term closed-end fund managed by the Adviser was issued in November 1988 and was followed with 7 additional taxable term trusts issued through 1993, each with the primary investment objective of paying high income and returning the original offering price at the end of its respective term. As initially contemplated, the portfolio management strategy for the first series of term trusts anticipated more than one investment phase: (i) the earlier stages of a trust's term with active management among all mortgage and Treasury sectors and (ii) the latter stages of a trust's term with a more passive management style as primarily AAA securities with defined cash flows, including zero coupon bonds and Treasury securities, were intended to grow to the trust's maturity value. Advisory fee structures were set reflecting this investment management plan and, accordingly, were set to decline over the latter stages of a term, parallel to the anticipated reduction in the level of portfolio management activity and relative portfolio yield.

    Since the first term trust, the original investment strategy has evolved to reflect changes in the market. Originally, the first term trust portfolios were required, in varying degrees, to invest in a sufficient amount of AAA securities with defined cash flows, including zero coupon bonds and Treasury securities, such that their maturing value would be at least equal to the terminal target value of the trust. The most recent and most fundamental change to investment strategy was approved in May 1995 when shareholders granted the Adviser authority to buy investment grade bonds for certain trusts, specifically for BBT, BNN, BTT, BLK, BGT and BAT. This change in investment guidelines, however, has given the Adviser more flexibility with respect to the selection of securities with well defined cash flows as each Term Trust approaches termination and has had the effect of strengthening the Term Trusts' ability to achieve their respective investment objectives.


Credit and Risk Management

    The Term Trusts originally envisioned investing solely in AAA securities, including zero coupon bonds and Treasury securities. In varying degrees, it was anticipated that their investment style would evolve over time from an aggressively and actively managed portfolio to a nearly totally passively managed portfolio as the proportion of assets in AAA securities with defined cash flows, including zero coupon bonds and Treasury securities, increased to nearly 100% at each such trust's termination date.

    Prior to 1995 when BBT, BNN, BTT, BLK, BGT and BAT received authority from shareholders to invest in securities with BBB or greater ratings, those trusts could only invest in AAA or government securities. This expanded investment authority has permitted the trusts to respond to changing capital market conditions as well as to reduce their cash flow risk as the Term Trusts come closer to their termination date by expanding the types of securities they can purchase that are higher yielding than certain AAA securities. This authority has to date produced positive results for the shareholders in a period of low and declining interest rates and, at the same time, has resulted in a material change in the investment strategy originally envisioned when the Term Trusts were created. Indeed, the proportion of non-AAA assets in the Term Trusts continues to grow dramatically. Accordingly, the Adviser has had to significantly increase its monitoring of credit, risk and portfolio capabilities as a result of these expanded investment guidelines. These investment responsibilities and effort were not anticipated in the original fee schedules.

Competitive Analysis

    The proposed advisory fees for the Term Trusts are competitive relative to their respective peer groups and are below the average for both the U.S. Mortgage Term Trust category and the Investment Grade Bond Fund category in the following table. The table provides a summary of the proposed fees for the Term Trusts and the average current fees applicable to funds in each of those two categories.

--------------------------------------------------------------------------------
                                                          Avg.              Avg.
                                                 U.S. Mortgage  Investment Grade
Trust                  BAT     BGT     BTT         Term Trust2        Bond Fund3
--------------------------------------------------------------------------------
Advisory Fee1         .50%    .45%    .45%           .65%                .56%
Total Expense Ratio4  .91%    .74%    .73%           .91%                .82%
--------------------------------------------------------------------------------
1 Proposed advisory fees shown as a percentage of total net assets.
2 This  category is  comprised of the total  number (32) of U.S.  Mortgage  Term
  Trusts tracked by Lipper Analytical Services,  Inc.
3 This category is comprised  of  the  total  number  (16) of  Investment  Grade
  Bond  Funds  tracked by Lipper Analytical  Services,  Inc.
4 Aggregate proposed fees applicable to the funds, inclusive of advisory, administration and other operating expenses.

    As the above table highlights, even with the maintenance of the fees prevailing in 1996, the Adviser's investment advisory fees generally would be below the levels of other funds in their peer groups. The Boards of Directors of the Term Trusts believe that the proposed fees are not only justified by the level of investment advisory activity by the Adviser, but are also fair relative to the fees prevailing in the industry.

    The following required table illustrates fees payable to the Adviser by other trusts the Adviser manages having similar investment objectives to the Term Trusts and also states the size of such other trusts:

--------------------------------------------------------------------------------
Trust             BNN          BQT          BLK            BBT3         BCT
--------------------------------------------------------------------------------
Advisory Fee1    .40%         .60%         .40%            .30%        .55%
Net Assets2  $206,004,373 $334,778,985 $1,265,055,428  $578,141,377  $39,758,630
--------------------------------------------------------------------------------
1 As of April 15, 1997.
2 As of December 31, 1996.
3 The shareholders of BBT are being asked to approve a proposal to restore its current advisory fees to their December 31, 1996 level of .40%.

The Current and Proposed Fee Schedules

    The Boards of Directors of the Term Trusts recommend that the Shareholders approve new advisory agreements between each Term Trust and the Adviser so as, with respect to BGT and BAT, to eliminate the scheduled future reduction in advisory fees and, with respect to BTT, to restore the advisory fees to those in effect on December 31, 1996 and for BTT to make a one-time cash payment to the Adviser in an amount equal to the fees that would have been paid from January 1, 1997 to April 15, 1997 had there been no step-down.

    The following tables illustrate the current and proposed fee schedules:

--------------------------------------------------------------------------------
         Current    Scheduled    Scheduled Fees       Proposed     Proposed Cash
        Advisory        Step-   After Step-Down  Advisory Fees    Payment to the
Trust      Fees1    Down Date                                           Adviser2
--------------------------------------------------------------------------------
BTT       .30%            n/a             .30%            .45%          $404,371
BGT       .45%       12/31/98             .30%            .45%               n/a
BAT       .50%       12/31/00             .40%            .50%               n/a
--------------------------------------------------------------------------------
1 Current Advisory Fees represent those in effect on April 15, 1997. Accordingly, the fees for BTT were reduced on December 31, 1996 from its then current fees of .45% to its current fees of .30%.
2 This amount is equal to the product of (i) the differential between the December 31, 1996 fees of .45% for BTT and the fees currently in effect as a result of the step-down, times (ii) its respective net assets on December 31, 1996 times .288, which represents the part of the year between January 1, 1997 and April 15, 1997.

    The required table below shows the current fee arrangements applicable to each of the Term Trusts and illustrates the pro forma effect on fees that the proposed fee schedule would have had on fees payable by each

Trust during each Trust's last fiscal year ended December 31, 1996 if the proposed fees were then in effect instead of the now current fees.

--------------------------------------------------------------------------------
Annual Operating Expenses        Management        Other Operat-    Total Annual
(as a percentage of net assets)        Fees        ing Expenses1       Expenses1
--------------------------------------------------------------------------------
BTT      Current                       .30%              .28%           .58%
           Pro Forma                   .45%              .28%           .73%
BGT      Current                       .45%              .29%           .74%
           Pro Forma                   .45%              .29%           .74%
BAT      Current                       .50%              .41%           .91%
           Pro Forma                   .50%              .41%           .91%
--------------------------------------------------------------------------------

1 Actual amounts may be greater or less than those shown. There is no assurance that the Term Trusts' actual expenses will be greater or less than their current actual expense.

EXAMPLE

The following required example shows what you would pay on a $1,000 investment over various time periods, assuming a 5% annual rate of return. This example is based upon the Pro Forma expenses for each Trust as listed under "Total Annual Expenses" above.

--------------------------------------------------------------------------------
Trust1                        1 Year      3 Years     5 Years      10 Years
--------------------------------------------------------------------------------
BTT                               $7          $23         $41          $ 91
BGT                               $8          $24         $41          $ 92
BAT                               $9          $29         $50          $112
--------------------------------------------------------------------------------

1 The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown. Moreover, a Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in this example. This example assumes that the percentage amounts listed under "Total Annual Expenses" remain the same in each of the periods.

    During the last fiscal year for each fund, BTT, BGT and BAT paid total fees to the Adviser of $4,237,623, $2,366,077, and $478,360, respectively. Had the proposed fee schedule been in effect for such period, the Adviser would have received the same fees, representing a percentage change of zero percent. In addition, the advisory contracts with the Adviser for BTT, BGT and BAT, each dated February 28, 1995, were last submitted for a vote of the shareholders on February 15, 1995 in order to approve new investment advisory agreements for each Term Trust necessitated by the acquisition of the Adviser by PNC Bank, N.A.

    As the above tables illustrate, this proposal does not seek to increase the fee amounts payable to the Adviser from each Term Trust's last fiscal year. Rather, it seeks, with respect to BGT and BAT, to eliminate a scheduled future reduction in advisory fees and, with respect to BTT, to restore the advisory fees to the level before the scheduled reduction took place on December 31, 1996, because the scheduled reduction is no longer appropriate in light of the changes in the way that the Term Trusts are managed and the changes in objectives, policies and market conditions.

Summary

    In summary, in light of these changes in objectives, policies and market conditions, the Adviser's scope of management activities and personnel committed to the Term Trusts has expanded significantly. As discussed above, to reflect these changes you are being asked to approve a change in the schedule of fees payable to the Adviser. Such proposed fees are competitive relative to other fees prevailing in the industry. Accordingly, because the Adviser's activities have expanded, rather than diminished as contemplated when the original fee schedules were created, the Boards of Directors of the Term Trusts recommend amending each Term Trust's current investment advisory agreement so that, with respect to BGT and BAT, their current respective fees of .45% and .50% would be continued until each such Term Trust's termination date with no step-downs and, with respect to BTT, the previous level of investment advisory fees of .45% would be reinstated from April 15, 1997 to termination and a one-time payment from BTT to the Adviser would be made of $404,371 on the effective date of the new agreement. This payment from BTT equals the product of (i) the differential between its December 31, 1996 fees and the fees currently in effect as a result of the step-down, times (ii) its net assets on December 31, 1996 times .288, which represents the part of the year between January 1, 1997 and April 15, 1997.

    The Boards of Directors of the Term Trusts unanimously recommend that you vote "FOR" this proposal to amend the Term Trusts' investment advisory agreements to remove the scheduled step-down in advisory fees for BGT and BAT and, with respect to BTT, to restore the fees to the level that existed on December 31, 1996 and for BTT to compensate the Adviser for the fees it would have received during the period from January 1, 1997 to April 15, 1997 had there been no step-down. To pass, this proposal must be approved by the lesser of a majority of the outstanding shares of each Term Trust or by 67% of the Shares of each Term Trust voting at the meeting if a quorum is present. We encourage you to contact BlackRock at (800) 227-7BFM (7236) if you have any questions.

                             ADDITIONAL INFORMATION
                               INVESTMENT ADVISER

    The Adviser was founded in April 1988 by Laurence D. Fink and Ralph L. Schlosstein. The Adviser is a subsidiary of PNC Asset Management Group,which is a division of PNC Bank, the nation's eleventh largest banking organization. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

    The executive officers of the Adviser are:

                    Name                   Position
                    ----                   --------
                    Laurence D. Fink       Chairman and Chief Executive Officer
                    Ralph L. Schlosstein   President
                    Robert S. Kapito       Vice Chairman
                    Henry Gabbay           Chief Operating Officer

Messrs. Fink and Schlosstein are officers and Directors, and Messrs. Gabbay and Kapito are officers of the Trusts.


                              FINANCIAL STATEMENTS

    Each Trust will furnish, without charge, a copy of such Trust's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request, provided such Annual or Semi-Annual Report is not enclosed herein. Requests should be directed to 345 Park Avenue, New York, New York 10154 (telephone number (800) 227-7BFM(7236)).

                       DEADLINE FOR STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the 1998 Annual Meeting of the Stockholders of each of the Trusts must be received by October 15, 1997 to be included in the proxy statement and the form of proxy relating to that meeting as the Trust expects that the 1998 Annual Meeting will be held in May of 1998.

                                  OTHER MATTERS

    The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

    All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.


                                         Very truly yours,

                                         LAURENCE D. FINK
                                         Chairman and Chief Executive Officer

                                         RALPH L. SCHLOSSTEIN
                                         President

March 3, 1997

                                                                     Appendix A

                          INVESTMENT ADVISORY AGREEMENT


    AGREEMENT, dated           , 1997, between                  (the "Trust"), a
        corporation, and BlackRock Financial Management, Inc. (the "Adviser"), a Delaware corporation.

    In  consideration  of the mutual promises and agreement herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, it is agreed by and between the parties hereto as follows:

    1. In General

    The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the Trust's assets and to supervise and arrange the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

    2. Duties and obligations of the Adviser with respect to investments of assets of the Trust


      (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Trust's Board of Directors, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Trust's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust; (ii) supervise continuously the investment program of the Trust and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Trust.


      (b) In the performance of its duties under this Agreement, the Adviser shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940 (the "Act"), and of any rules or regulations in force thereunder; (ii) any other applicable provision of law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objective and policies of the Trust as set forth in its Registration Statement on Form N-2; and (v) any policies and determinations of the Board of Directors of the Trust.


      (c) The Adviser will bear all costs and expenses of its partners and employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Trust who are affiliated persons (as defined in the Act) of the Adviser except that the Board of Directors of the Trust may approve reimbursement to the Adviser of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Trust operations (other than the provisions of investment advice) of all personnel employed by the Adviser who devote substantial time to Trust operations or the operations of other investment companies advised by the Adviser.


      (d) The Adviser shall give the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any act or omission or for any loss sustained by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.


      (e) Nothing in this Agreement shall prevent the Adviser or any partner, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

    3. Portfolio Transactions and Brokerage

    The Adviser is authorized, for the purchase and sale of the Trust's portfolio securities, to employ such securities dealers as may, in the judgment of the Adviser, implement the policy of the Trust to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Adviser is authorized to direct the execution of the Trust's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser to the useful or valuable to the performance of its investment advisory functions for the Trust.

    4. Compensation of the Adviser

      (a) The Trust agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a fee computed and payable monthly in an amount equal to [BAT: .50%,
    BGT: .45%, BTT: .45%] of the Trust's average weekly net asset value on an annualized basis until termination of the Trust pursuant to its Articles of Incorporation. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

      (b) For purposes of this Agreement, the net assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Directors of the Trust for calculating the net asset value of the Trust's shares or delegating such calculations to third parties.

    5. Indemnity

      (a) The Trust hereby agrees to indemnify the Adviser and each of the Adviser's partners, officers, employees, agents, associates and controlling persons and the partners, officers, employees and agents thereof (including any individual who serves at the Advisers request as director, officer, partner, trustee or the like of another corporation) (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 5 or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such indemnitee arising by reason of
    (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Trust.

      (b) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if the directors of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum consisting of directors of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

      (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-party Directors of the Trust, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized shall be made in accordance with the immediately preceding clause (2) above.

    The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

    6. Duration and Termination

    This Agreement shall become effective on the date it is approved by the stockholder of the Trust and shall continue in effect for a period of two years and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Act.

    This Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty days written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty days notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Directors of the Trust in office at the time or by the vote of the holders of a "majority" (as defined in the Act) of the voting securities of the Trust at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Act).


    7. Notices

    Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage pre-paid.

    8. Governing Law

    This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the Act.

    IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.



                                       THE BLACKROCK TRUSTS



                                       By_______________________________________
                                         Ralph L. Schlosstein,
                                         President





                                       BLACKROCK FINANCIAL MANAGEMENT, INC.



                                       By_______________________________________
                                         Laurence D. Fink,
                                         Chairman & Chief Executive Officer

                                      PROXY
                                  The BlackRock
               California Investment Quality Municipal Trust Inc.
                                 Preferred Stock

          This Proxy Is Solicited on behalf of the Board of Directors.

The undersigned hereby appoints Karen H. Sabath, Robert S. Kapito and Henry Gabbay as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of preferred stock of The BlackRock California Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 1997 at the Annual Meeting of stockholders of the Trust to be held on April 15, 1997 or any adjournments therof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted For Proposals 1, 2 and 3.

--------------------------------------------------------------------------------
Please mark boxes in blue or black ink.  Date and Return the Proxy Card Promptly using the Enclosed Postage Paid Envelope.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------





Left Col.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                                  The BlackRock
               California Investment Quality Municipal Trust Inc.
--------------------------------------------------------------------------------
                                 Preferred Stock







                                                      --------------------------
   Please be sure to sign and date this Proxy.         Date
--------------------------------------------------------------------------------



----Shareholder sign here------------------------Co-owner sign here-------------




Right Col.

                                                    With-          For All
                                        For         hold            Except
1.) Election of Directors.            [     ]      [     ]          [     ]

     Andrew F. Brimmer, Kent Dixon, Laurence D. Fink and Walter F. Mondale

    Instruction: To withhold authority for any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.


                                        For         Against         Abstain
2.) To  consider  and act  upon       [     ]       [     ]         [     ]
    the   ratification  of  the
    selection   of  Deloitte  &
    Touche LLP,  as auditors of
    the Trust for  the  Trust's
    fiscal  year ended  October
    31, 1997.

                                       For          Against         Abstain
3.) To   transact   such  other       [     ]       [     ]         [     ]
    business  as  may  properly
    come  before the meeting or
    any adjournments thereof.







    Mark box at right if comments or address change have      [     ]
    been noted on the reverse side of this card.

                      RECORD DATE SHARES:

                                      PROXY
                                  The BlackRock
               California Investment Quality Municipal Trust Inc.
                                  Common Stock

          This Proxy Is Solicited on behalf of the Board of Directors.

The undersigned hereby appoints Karen H. Sabath, Robert S. Kapito and Henry Gabbay as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of common stock of The BlackRock California Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 1997 at the Annual Meeting of stockholders of the Trust to be held on April 15, 1997 or any adjournments therof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted For Proposals 1, 2 and 3.

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Please mark boxes in blue or black ink.  Date and Return the Proxy Card Promptly using the Enclosed Postage Paid Envelope.
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HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

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Left Col.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

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                                  The BlackRock
               California Investment Quality Municipal Trust Inc.
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                                  Common Stock







                                                      --------------------------
   Please be sure to sign and date this Proxy.         Date
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----Shareholder sign here------------------------Co-owner sign here-------------




Right Col.

                                                    With-          For All
                                        For         hold            Except
1.) Election of Directors.            [     ]      [     ]          [     ]

     Andrew F. Brimmer, Kent Dixon, Laurence D. Fink and Walter F. Mondale

    Instruction: To withhold authority for any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.


                                        For         Against         Abstain
2.) To  consider  and act  upon       [     ]       [     ]         [     ]
    the   ratification  of  the
    selection   of  Deloitte  &
    Touche LLP,  as auditors of
    the Trust for  the  Trust's
    fiscal  year ended  October
    31, 1997.

                                        For         Against         Abstain
3.) To   transact   such  other       [     ]       [     ]         [     ]
    business  as  may  properly
    come  before the meeting or
    any adjournments thereof.



    Mark box at right if comments or address change have      [     ]
    been noted on the reverse side of this card.

                      RECORD DATE SHARES: